Exhibit 10.9

FIFTH AMENDMENT TO CREDIT AGREEMENT

dated as of September 17, 2013,

among

ALPHA SHALE RESOURCES, LP,

as Borrower,

ALPHA SHALE HOLDINGS, LLC,

as a Guarantor,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of September 17, 2013 (the “Fifth Amendment Effective Date”), is among ALPHA SHALE RESOURCES, LP, a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 7, 2012 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement including, without limitation, to increase the LC Commitment from $8,000,000 to $25,000,000 to be effective as of the Fifth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1 Amendment and Restatement of Definition. The definition of “LC Commitment” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“LC Commitment” at any time means $25,000,000.

Section 3. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the following:

3.1 The Administrative Agent shall have received counterparts of this Fifth Amendment from the Loan Parties, the Majority Lenders and the Issuing Bank.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment, and this Fifth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Fifth Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (iv) agrees that its guarantee under the Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), and (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fifth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fifth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally.

4.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 Loan Document. This Fifth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.

[Signature Pages Follow.]

The parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

BORROWER:	ALPHA SHALE RESOURCES, LP, a Delaware limited partnership

	By:	Alpha Shale Holdings, LLC, its general partner

		By:	/s/ Daniel J. Rice IV
		Name:	Daniel J. Rice IV
		Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT –

ALPHA SHALE RESOURCES, LP]

GUARANTOR:	ALPHA SHALE HOLDINGS, LLC, a Delaware limited liability company

	By:	/s/ Daniel J. Rice IV
	Name:	Daniel J. Rice
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT –

ALPHA SHALE RESOURCES, LP]

WELLS FARGO BANK, N.A., as Administrative Agent, a Lender and Issuing Bank

By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT –

ALPHA SHALE RESOURCES, LP]

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT –

ALPHA SHALE RESOURCES, LP]

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Director

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT –

ALPHA SHALE RESOURCES, LP]